INVESTOR PRESENTATION NOVEMBER 2021 SUN OUTDOORS SAN DIEGO BAY – CHULA VISTA, CA

2 This presentation has been prepared for informational purposes only from information supplied by Sun Communities, Inc., referred to herein as “we,” “our,” “Sun,” and “the Company,” and from third-party sources indicated herein. Such third-party information has not been independently verified. Sun makes no representation or warranty, expressed or implied, as to the accuracy or completeness of such information. This presentation contains various “forward-looking statements” within the meaning of the United States Securities Act of 1933, as amended, and the United States Securities Exchange Act of 1934, as amended, and we intend that such forward-looking statements will be subject to the safe harbors created thereby. For this purpose, any statements contained in this presentation that relate to expectations, beliefs, projections, future plans and strategies, trends or prospective events or developments and similar expressions concerning matters that are not historical facts are deemed to be forward-looking statements. Words such as “forecasts,” “intends,” “intend,” “intended,” “goal,” “estimate,” “estimates,” “expects,” “expect,” “expected,” “project,” “projected,” “projections,” “plans,” “predicts,” “potential,” “seeks,” “anticipates,” “anticipated,” “should,” “could,” “may,” “will,” “designed to,” “foreseeable future,” “believe,” “believes,” “scheduled,” “guidance,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words. These forward-looking statements reflect our current views with respect to future events and financial performance, but involve known and unknown risks and uncertainties, both general and specific to the matters discussed in this presentation. These risks and uncertainties may cause our actual results to be materially different from any future results expressed or implied by such forward-looking statements. In addition to the risks disclosed under “Risk Factors” contained in our Annual Report on Form 10-K for the year ended December 31, 2020, and our other filings with the Securities and Exchange Commission from time to time, such risks and uncertainties include, but are not limited to:  outbreaks of disease, including the COVID-19 pandemic, and related stay-at-home orders, quarantine policies and restrictions on travel, trade and business operations;  changes in general economic conditions, the real estate industry, and the markets in which we operate;  difficulties in our ability to evaluate, finance, complete and integrate acquisitions, developments and expansions successfully;  our liquidity and refinancing demands;  our ability to obtain or refinance maturing debt;  our ability to maintain compliance with covenants contained in our debt facilities and our senior unsecured notes;  availability of capital;  changes in foreign currency exchange rates, including between the U.S. dollar and each of the Canadian and Australian dollars;  our ability to maintain rental rates and occupancy levels;  our ability to maintain effective internal control over financial reporting and disclosure controls and procedures;  increases in interest rates and operating costs, including insurance premiums and real property taxes;  risks related to natural disasters such as hurricanes, earthquakes, floods, droughts and wildfires;  general volatility of the capital markets and the market price of shares of our capital stock;  our ability to maintain our status as a REIT;  changes in real estate and zoning laws and regulations;  legislative or regulatory changes, including changes to laws governing the taxation of REITs;  litigation, judgments or settlements;  competitive market forces;  the ability of purchasers of manufactured homes and boats to obtain financing; and  the level of repossessions by manufactured home and boat lenders. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to publicly update or revise any forward-looking statements included in this presentation, whether as a result of new information, future events, changes in our expectations or otherwise, except as required by law. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. All written and oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by these cautionary statements. FORWARD-LOOKING STATEMENTS

COMPANY HIGHLIGHTS 3Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2021, as well as Press Releases and SEC Filings after September 30, 2021, for additional information. Leading owner and operator of manufactured housing (“MH”) communities, recreational vehicle (“RV”) resorts and marinas Favorable demand drivers combined with supply constraints Consistent organic growth enhanced with embedded expansion opportunities Industry consolidator with proven value creation from acquisitions Cycle-tested growth driven by attractive value proposition to residents, members and guests Focus on exceptional service supported by culture of accountability and empowerment Proven executive leadership team with over 100 combined years of industry experience EAST FORK CROSSING – BATAVIA, OH FRIENDLY VILLAGE OF LA HABRA – LA HABRA, CA MOAB VALLEY RV RESORT – MOAB, UT

584 properties across 38 states and Ontario, Canada 4 Current Portfolio as of September 30, 2021 Proforma Rental Revenue Breakdown SUN COMMUNITIES, INC. OVERVIEW (NYSE: SUI) Property Count as of September 30, 2021 Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2021, as well as Press Releases and SEC Filings after September 30, 2021, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. (1) Does not include five marinas managed for third parties. (2) Represents percentage of rental revenue from the leasing of sites, homes, wet slips, dry storage spaces and commercial leases. Total Number of Sites / Wet Slips and Dry Storage Spaces: 200,722 Headquarters MH & RV Sites (155,863) Marina Wet Slips and Dry Storage Spaces (44,859) 146 2,996 505 3,141 2,630 2,379 927 / 2,650 3,417 2,005 / 3,278 3,450 / 412 1,715 1,852 / 2,139 1,083 2,338 9,170 3,446 324 927 1,200 784 5,308 10,135 2,363 151 334 155 498 589 413 475 5,168 591 32,551 5,028 2,925 1,4494,1462,235 2,323 1,536 2,500 1,471 1,355 2,921 545 / 367 46,663 4,493 142 572 3,539 (2) (1) 3,194 233 1,450

YTD 2021 BUSINESS UPDATE

PORTFOLIO PERFORMANCE

- 2021 full year Same Community NOI growth guidance range increased to **10.9% - 11.1%**
- Increased 2021 full year Core FFO Guidance to **$6.44 - $6.50**, representing 27% YoY growth at the midpoint
- 4Q21 Transient RV revenue is **21.3%** ahead of original budget
- MH & RV Weighted Avg Rental Rate increase was **3.7%** as of 3Q21
- Full Year 2022 combined MH & RV Weighted Average Rental Rate increase expected to be in **mid 4%** range



PUERTO DEL REY – FAJARDO, PUERTO RICO
ACQUIRED IN SEPTEMBER 2021

EXTERNAL GROWTH

- **~$1.2bn** invested in 11 MH communities, 14 RV resorts and 15 marinas YTD, including **~$496mm** in 3Q21
- Disposed of **6** MH properties YTD, total proceeds **~$162mm**
- Delivered **over 580** sites at **4** ground-up developments through 3Q21, with a spend to date of **~$89mm**. Completed **over 320** sites at **6** expansion properties through 3Q21, with a spend to date of **~$44mm**
- In 2022, we expect to deliver **over 2,000** ground-up and expansion sites



SMITH CREEK CROSSING – GRANBY, CO

SUN
SUN COMMUNITIES, INC.

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2021, as well as Press Releases and SEC Filings after September 30, 2021, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

5

POWERING SUN'S GROWTH ENGINE - INTERNAL

- Sun is the premier owner and operator of MH and RV communities
- Strong cycle-tested record of operating, expanding and acquiring MH and RV communities dating back to 1975

INTERNAL LEVERS

Contractual Rent Increases

Annual historical

2% - 4%

weighted average monthly rental rate increase supported by continual reinvestment into properties

MH Occupancy Gains

96.6%

3Q 2021 MH Occupancy

77%

of MH communities at 98%+

200bps+

existing MH occupancy upside

Expansions

~650

2020 - 2021 YTD vacant site deliveries

~7,500

sites available for expansion 2021 and beyond

Target 10% – 14%

expansion IRRs(2)

Transient RV Site Conversions

~27,900

3Q 2021 transient RV sites

~1,000

average yearly converted sites(1)

40% – 60%

1st year revenue uplift once converted

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2021, as well as Press Releases and SEC Filings after September 30, 2021, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

(1) 2018-2020 average.

(2) Expected 5-year unlevered internal rates of return based on certain assumptions.

SUN COMMUNITIES, INC.

6

POWERING SUN'S GROWTH ENGINE - EXTERNAL

EXTERNAL LEVERS

Acquisitions	Development
~$4.2bn investment in 170 properties since start of 2020	**Targeting 2 - 4** new development project starts / year
4.3x increase in properties since year end 2010	**Target 7% – 9%** ground-up development IRRs(1)
High degree of visibility into MH, RV and Marina acquisition pipeline with additional opportunities arising	**Over 1,600** 2020 – 2021 YTD ground-up site deliveries in 9 properties


LAUDERDALE MARINE CENTER – FORT LAUDERDALE, FL
ACQUIRED IN MAY 2021


CAROLINA PINES – CONWAY, SC

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2021, as well as Press Releases and SEC Filings after September 30, 2021, for additional information.
Refer to information regarding non-GAAP financial measures in the attached Appendix.

(1) Expected 5-year unlevered internal rates of return based on certain assumptions.

SUN COMMUNITIES, INC.

7

2020-2021 ACQUISITION & DEVELOPMENT ACTIVITY 8 2 ~$4.2bn purchase price Acquisitions Ground-up & Redevelopments(1) Expansions(1) Investment Activity Summary ~58,300 sites added in 170 properties & marinas Robust pipeline of small portfolios and single assets in underwriting $261mm invested Opened 2 new ground-up RV Resorts in TX and CA ~2,800 sites available for ground-up & redevelopments $116mm invested ~650 site deliveries in 14 properties ~7,500 sites available for expansion in 2021 and beyond JELLYSTONE NATURAL BRIDGE – NATURAL BRIDGE, VA ACQUIRED IN FEBRUARY 2020 RIVER RUN RV RESORT – GRANBY, CO FIRST PHASE OPENED IN JULY 2019 SHADOW WOOD VILLAGE – HUDSON, FL OPENED IN SEPTEMBER 2019 SHADOW WOOD VILLAGE – HUDSON, FLMARATHON MARINA – MARATHON, FL CAMP FIMFO – N W BRAUNFELS, TX OPENED IN JUNE 2021 Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2021, as well as Press Releases and SEC Filings after September 30, 2021, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. (1) January 2020 through September 2021.

STICKY CUSTOMER BASE WITH LIMITED CAPEX 9 HOMOSASSA RIVER – HOMOSASSA SPRINGS, FL  Annual home move-outs in Sun’s MH communities are less than 1% ꟷ Low turnover driven by a $6k - $10k average cost to resident to move a home ꟷ Average tenure of residents in our MH communities is ~14 years(1)  RVs stay in Sun’s resorts for ~10 years on average(1)  MH and RV requires lower capex relative to other asset classes as MH and RV are largely a land ownership business MH Resident Trends (% of Total Residents, 3-Year Average) RV Guest Trends (% of Total Residents, 3-Year Average) Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2021, as well as Press Releases and SEC Filings after September 30, 2021, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. (1) Annual average (January 2019 – September 30, 2021). PALOS VERDES SHORES MH & GOLF COMMUNITY – SAN PEDRO, CA

Multi-Family REITsSun Communities CONSISTENT AND CYCLE TESTED CASH FLOW GROWTH 10  Favorable demand drivers, high barriers to entry and Sun’s investment and operational prowess have resulted in consistent and cycle tested organic cash flow growth  Over at least the past 20 years, every individual year or rolling 4-quarter period has recorded positive same community NOI growth  Over the same period, Sun’s average annual same community NOI growth was 5.0%, which is ~260bps greater than that of multi-family REITs of 2.4% Same Community NOI Growth Quarterly Year-over-Year Growth Since 2000 Sources: Citi Research, June 2021. (1) Multi-Family REITs includes AIRC, AVB, CPT, EQR, ESS, IRT, MAA and UDR. (2) REIT Industry includes Healthcare, Industrial, Manufactured Housing, Multi-Family, Mall, Office, Self Storage, Shopping Center, Single Family Rental, Student Housing and Diversified REITs. (1) CAGR Since 2000 Sun Communities Multi-Family REITs REIT Industry (1) (2)

11 RENTING – MH VS. OTHER RENTAL OPTIONS  Manufactured homes in Sun’s communities provide 25% more space at ~50% less cost per square foot Manufactured Homes in Sun’s Communities RENT   $1,114 per month Other Rental Options(1) $1,888 per month SQUARE FOOTAGE PRICE 1,250 sq. ft. 1,000 sq. ft. $0.89 per sq. ft. $1.89 per sq. ft. (1) Other rental options include multi-family, single family and duplex two-bedroom rentals; Data per Zillow – U.S. Median Monthly Rent (Zillow rent index, September 2021).

HOMEOWNERSHIP – MH VS. SINGLE FAMILY

- Sun is the premiere provider of highly amenitized living at an affordable price

($ in thousands)



2009: $203 / $68 / $63
2010: $207 / $66 / $63
2011: $208 / $60 / $61
2012: $223 / $69 / $62
2013: $249 / $75 / $64
2014: $263 / $84 / $65
2015: $272 / $80 / $68
2016: $278 / $82 / $71
2017: $294 / $91 / $72
2018: $298 / $87 / $79
2019: $299 / $84 / $82
2020: $309 / $83 / $87
Average Household Income ~$44k(1)
Average Manufactured Home Price
Portion of Purchase Price Attributable to Land
Average Single Family Home Price

Manufactured Homes



- ✓ *Average cost of a new Manufactured Home is **$87,000** or roughly 2 years median income*

Single Family Homes



- ✓ *Average cost of Single Family is **$308,597** or roughly 7 years median income*

Sources: U.S. Department of Census, Cost & Size Comparisons of New Manufactured & New Single-Family Site-Built Homes (2009-2020).
(1) Average primary applicant household income for SUI's manufactured housing communities in 2020.

SUN COMMUNITIES, INC.
12

EXPANSIONS PROVIDE ATTRACTIVE RETURNS

- Investment in expansion sites boosts growth in highly accretive manner
- Sun expands in communities and resorts with high occupancies and continued strong demand

12 - 24 months
average lease-up for 100-site expansion

~7,500 sites
available in expansion inventory

Target 10% - 14% IRRs(1)

Over 6,250 vacant expansion site deliveries since 2015


SHADOW WOOD VILLAGE – HUDSON, FL


WATER OAK COUNTRY CLUB ESTATES – LADY LAKE, FL

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2021, as well as Press Releases and SEC Filings after September 30, 2021, for additional information.
Refer to information regarding non-GAAP financial measures in the attached Appendix.
(1) Expected 5-year unlevered internal rates of return based on certain assumptions.

SUN COMMUNITIES, INC.
13

Professional Operational Management Home Sales & Rental Program Skilled Expense Management Call Center & Digital Marketing Outreach Repositioning with Additional Capex Adding Value with Expansions MAXIMIZING VALUE FROM STRATEGIC ACQUISITIONS 14 Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2021, as well as Press Releases and SEC Filings after September 30, 2021, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. Properties and Sites • Since 2010, Sun has acquired properties valued at over $9.2 billion, increasing its number of properties by 4.3x

STRATEGIC BALANCE SHEET

- Balance sheet supports growth strategy
- Total debt maturities over the next 5 years averages 3.7% per year

Current Debt Outstanding[1]

principal amounts in millions

	Quarter Ended September 30, 2021	
	Principal Outstanding[2]	WA Interest Rates
Total Secured Debt	$3,403.4	3.78%
Total Unsecured Debt	$1,286.0	2.04%
Total	**$4,689.4**	**3.30%**

Mortgage Debt 5-Year Maturity Ladder


Fannie Mae
CMBS
Freddie Mac
Life Companies
$0
$82.2
$185.6
$315.3
$50.5
2021
2022
2023
2024
2025

Net Debt / TTM EBITDA[3]


6.3x
5.6x
5.5x
6.9x (4)
4.9x
2017
2018
2019
2020
3Q21

Net Debt / TEV[5]


28.2%
25.2%
19.0%
21.4%
17.1%
2017
2018
2019
2020
3Q21

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2021, as well as Press Releases and SEC Filings after September 30, 2021, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

(1) *For further Debt breakdown, please refer to the Supplemental for the quarter ended September 30, 2021.*
(2) *Includes premium and discount on debt and financing costs.*
(3) *The debt ratios are calculated using trailing 12 months recurring EBITDA for the period ended September 30, 2021.*
(4) *Includes full debt load but less than a full year EBITDA contribution of recently completed acquisitions.*
(5) *Total Enterprise Value includes common shares outstanding (per Supplemental), Common OP Units and Preferred OP Units, as converted, outstanding at the end of each respective period.*

SUN COMMUNITIES, INC.

15

SUN COMMUNITIES' ESG INITIATIVES

- We are committed to sustainable business practices to benefit all stakeholders: team members, residents and guests, shareholders and the broader communities where we operate
- We will continue to enhance Sun's sustainability program through the formal adoption of additional environmental policies, establishing a data baseline for utility usage, expanding the ESG team, and consulting with vital stakeholders to identify key ESG considerations and solutions
- We will be publishing our 3rd annual, and GRI-aligned, ESG report in 4Q21

ESG Highlights(1)

Environmental	Social	Governance
LED Lighting 95%, or 400+ communities and resorts retrofitted with LED lighting	**Sun Unity** Sun's social responsibility program	**BoD Nominating and Corporate Governance Committee** formally oversees all ESG initiatives
Smart Thermostats Installed smart thermostat technology at 300+ communities and resorts	**Sun University** Internal training program, Sun University, offers over 200 courses to team members	**BoD Composition** 38% female and 75% independent
Solar Project Invested $35M+ in solar energy construction projects at 32 properties	**Executive Manager Certification** Development program for community & resort managers to support career growth	**Enterprise Risk Management Committee** identifies, monitors and mitigates risks across the organization
National Park Foundation (NPF) Launched new partnership with NPF to support their outdoor exploration pillar	**IDEA** Launched Inclusion, Diversity, Equity and Access Initiative	**Comprehensive Policies and Procedures** foster sound corporate governance

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2021, as well as Press Releases and SEC Filings after September 30, 2021, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

(1) Performance and initiatives for the 2018 and 2019 reporting years are referenced. Also reference our 2020-2021 ESG Interim Updates.

SUN COMMUNITIES, INC.
16

STRATEGY-DRIVEN OUTPERFORMANCE 17  Sun has significantly outperformed major REIT and broader market indices over the last ten years Sun Communities, Inc. (SUI) MSCI US REIT (RMS)S&P 500 2021 YTD Total Return 5-year Total Return 10-year Total Return 3-year Total Return Source: S&P Global as of September 30, 2021.

$140 Shopping Centers BEST PERFORMANCE AMONG REAL ESTATE SECTORS 18  Sun has proven its strategy through recession resilience and consistent outperformance of multi-family in terms of same community NOI growth since 2000 Indexed Same Community NOI Growth Source: Citi Research, June 2021. (1) Multi-Family includes AIRC, AVB, CPT, EQR, ESS, IRT, MAA and UDR. (2) REIT Industry includes Healthcare, Industrial, Manufactured Housing, Multi-Family, Mall, Office, Self Storage, Shopping Centers, Single Family Rental, Student Housing and Diversified REITs. $282 Sun Communities $264 Self-Storage $151 Multi-Family $129 Mall $162 Industrial $135 Office CAGR 5.0% 4.7% 4.8% 2.3% 1.5% 1.2% 1.6% Sun Communities Multi- Family REIT Industry CAGR since 2000 (1) (2) YTD $266 MH 2.4%

APPENDIX RIVERSIDE CLUB GOLF & MARINA COMMUNITY – RUSKIN, FL

NON-GAAP TERMS DEFINED 20 Investors in and analysts following the real estate industry utilize funds from operations (“FFO”), net operating income (“NOI”), and earnings before interest, tax, depreciation and amortization (“EBITDA”) as supplemental performance measures. The Company believes that FFO, NOI, and EBITDA are appropriate measures given their wide use by and relevance to investors and analysts. Additionally, FFO, NOI, and EBITDA are commonly used in various ratios, pricing multiples, yields and returns and valuation calculations used to measure financial position, performance and value. FFO, reflecting the assumption that real estate values rise or fall with market conditions, principally adjusts for the effects of generally accepted accounting principles (“GAAP”) depreciation and amortization of real estate assets. NOI provides a measure of rental operations that does not factor in depreciation, amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a further measure to evaluate ability to incur and service debt and to fund dividends and other cash needs. FFO is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) as GAAP net income (loss), excluding gains (or losses) from sales of depreciable operating property, plus real estate- related depreciation and amortization, real estate related impairments, and after adjustments for nonconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure that management believes is a useful supplemental measure of the Company’s operating performance. By excluding gains and losses related to sales of previously depreciated operating real estate assets, impairment and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO provides a performance measure that, when compared period-over-period, reflects the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing perspective not readily apparent from GAAP net income (loss). Management believes the use of FFO has been beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. The Company also uses FFO excluding certain gain and loss items that management considers unrelated to the operational and financial performance of our core business (“Core FFO”). The Company believes that Core FFO provides enhanced comparability for investor evaluations of period-over-period results. The Company believes that GAAP net income (loss) is the most directly comparable measure to FFO. The principal limitation of FFO is that it does not replace GAAP net income (loss) as a performance measure or GAAP cash flow from operations as a liquidity measure. Because FFO excludes significant economic components of GAAP net income (loss) including depreciation and amortization, FFO should be used as a supplement to GAAP net income (loss) and not as an alternative to it. Further, FFO is not intended as a measure of a REIT’s ability to meet debt principal repayments and other cash requirements, nor as a measure of working capital. FFO is calculated in accordance with the Company’s interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that interpret the NAREIT definition differently. NOI is derived from revenues minus property operating expenses and real estate taxes. NOI is a non-GAAP financial measure that the Company believes is helpful to investors as a supplemental measure of operating performance because it is an indicator of the return on property investment and provides a method of comparing property performance over time. The Company uses NOI as a key measure when evaluating performance and growth of particular properties and / or groups of properties. The principal limitation of NOI is that it excludes depreciation, amortization, interest expense and non-property specific expenses such as general and administrative expenses, all of which are significant costs. Therefore, NOI is a measure of the operating performance of the properties of the Company rather than of the Company overall. The Company believes that GAAP net income (loss) is the most directly comparable measure to NOI. NOI should not be considered to be an alternative to GAAP net income (loss) as an indication of the Company’s financial performance or GAAP cash flow from operating activities as a measure of the Company’s liquidity; nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions. Because of the inclusion of items such as interest, depreciation, and amortization, the use of GAAP net income (loss) as a performance measure is limited as these items may not accurately reflect the actual change in market value of a property, in the case of depreciation and in the case of interest, may not necessarily be linked to the operating performance of a real estate asset, as it is often incurred at a parent company level and not at a property level. EBITDA as defined by NAREIT (referred to as “EBITDAre”) is calculated as GAAP net income (loss), plus interest expense, plus income tax expense, plus depreciation and amortization, plus or minus losses or gains on the disposition of depreciated property (including losses or gains on change of control), plus impairment write-downs of depreciated property and of investments in nonconsolidated affiliates caused by a decrease in value of depreciated property in the affiliate, and adjustments to reflect the entity’s share of EBITDAre of nonconsolidated affiliates. EBITDAre is a non-GAAP financial measure that the Company uses to evaluate its ability to incur and service debt, fund dividends and other cash needs and cover fixed costs. Investors utilize EBITDAre as a supplemental measure to evaluate and compare investment quality and enterprise value of REITs. The Company also uses EBITDAre excluding certain gain and loss items that management considers unrelated to measurement of the Company’s performance on a basis that is independent of capital structure (“Recurring EBITDA”). The Company believes that GAAP net income (loss) is the most directly comparable measure to EBITDAre. EBITDAre is not intended to be used as a measure of the Company’s cash generated by operations or its dividend-paying capacity and should therefore not replace GAAP net income (loss) as an indication of the Company’s financial performance or GAAP cash flow from operating, investing and financing activities as measures of liquidity.

SUN'S INTERNAL AND EXTERNAL OPERATIONAL GROWTH

MH Weighted Average Rental Rate Growth



Historical Average: 3.4%
2.8%
2.8%
3.4%
3.4%
3.3%
3.6%
4.0%
4.2%
3.4%
3.4%
2012
2013
2014
2015
2016
2017
2018
2019
2020
3Q21

Acquisitions Volume



($ in mm)
$314
$182
$744
$1,143
$1,769
$145
$364
$815
$2,979
$1,102
2012
2013
2014
2015
2016
2017
2018
2019
2020
3Q21

RV Weighted Average Rental Rate Growth



Historical Average: 4.0%
5.1%
1.7%
2.0%
2.9%
3.1%
4.2%
5.4%
6.1%
5.4%
5.0%
2012
2013
2014
2015
2016
2017
2018
2019
2020
3Q21

Ground-Up and Expansion Site Deliveries



Historical Average: 1,100
452
1,000
375
650
304
2,133
1,632
2,326
1,346
1,600
1,200
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021E

Same Community NOI Growth



Historical Average: 6.7%
5.5%
5.9%
7.7%
9.1%
7.1%
6.9%
6.7%
7.3%
4.0%
11.1%
10.9%
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021E

Total New and Pre-Owned Homes Sales



Historical Average: ~2,700
1,742
1,929
1,966
2,483
3,172
3,282
3,629
3,439
2,866
3,250
2,950
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021E

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2021, as well as Press Releases and SEC Filings after September 30, 2021, for additional information.
Note: The estimates and assumptions presented on this page represent a range of possible outcomes and may differ materially from actual results. Guidance estimates include acquisitions completed through October 25, 2021 and exclude any prospective acquisitions or capital markets activity. The estimates and assumptions are forward looking based on the Company's current assessment of economic and market conditions, as well as other risks outlined above under the caption "Forward Looking Statements."

SUN
SUN COMMUNITIES, INC.
21

HEALTHY BALANCE SHEET AND HIGH RETURNS

Net Debt to TTM EBITDA



(3.5x)
8.4x
7.2x
7.3x
6.6x
7.5x
6.3x
5.6x
5.5x
6.9x
4.9x
2012 2013 2014 2015 2016 2017 2018 2019 2020 2021

Net Debt / TEV



(33.3)%
50.4%
45.8%
34.8%
34.0%
33.8%
28.2%
25.2%
19.0%
21.4%
17.1%
2012 2013 2014 2015 2016 2017 2018 2019 2020 3Q21

FFO Per Share



CAGR 8.7%
$3.05
$3.22
$3.37
$3.63
$3.79
$4.17
$4.58
$4.92
$5.09
$6.47 (1)
2012 2013 2014 2015 2016 2017 2018 2019 2020 2021E

Share Price



CAGR 19.8%
$39.89
$42.64
$60.46
$68.53
$76.61
$92.78
$101.71
$150.10
$151.95
$195.98 (2)
2012 2013 2014 2015 2016 2017 2018 2019 2020 2021

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2021, as well as Press Releases and SEC Filings after September 30, 2021, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. Note: The estimates and assumptions presented on this page represent a range of possible outcomes and may differ materially from actual results. Guidance estimates include acquisitions completed through October 25, 2021, and exclude any prospective acquisitions or capital markets activity. The estimates and assumptions are forward looking based on the Company's current assessment of economic and market conditions, as well as other risks outlined above under the caption "Forward Looking Statements."

(1) Midpoint of current guidance range.

(2) As of October 29, 2021.

SUN COMMUNITIES, INC.

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87% 87% 86% 84% 80% South Southeast Northeast Midwest Southwest SAFE HARBOR IS THE PREMIER MARINA OPERATOR Unrivaled Among Competitors 120 Owned Marinas 34,100 Approximate Wet Slips 23 States & Puerto Rico 79% of Marinas Located in Coastal Markets(3) 44,000 Approximate Members 7.6 Years Average Member Tenure 75% of Marinas Owned Fee Simple(4)(1) 10,700 Approximate Dry Storage Spaces(2) 23 Unmatched in scale, portfolio quality and depth of network offering (# of owned marinas – 9/30/2021)  Safe Harbor is the largest and most diversified marina owner and operator in the United States (1) As of September 30, 2021, Safe Harbor directly or indirectly owns 120 marinas and manages five marinas on behalf of third parties. (2) Dry Storage Spaces include Indoor Storage. (3) Calculation of marinas located in coastal markets include those along the Great Lakes. (4) 30 currently owned marinas operate with underlying ground leases with an average remaining term of ~28 years. (5) For 75 properties owned and operated by Safe Harbor since 1/1/2019. Same Marina - Rental Revenue CAGR(5) 3Q21 YTD21 9.9% 8.5% 120 34 25 23 8 CRYSTAL POINT MARINA – POINT PLEASANT, NJ Wet Slip Occupancy by Region as of September 30, 2021

MARINA SECTOR PIONEER AND CONSOLIDATOR 24 Key Transactions(1) 1 3Q 2015 Date Acquired Flagship(2) 2 3 4 5 6 7 7 Marinas 4,717 Slips / Dry Storage Spaces (1) Date acquired reflects period in which last marina acquisition closed. (2) Properties acquired prior to Sun Communities’ acquisition of Safe Harbor Marinas in October 2020. 8 2Q 2016 Date Acquired CNL(2) 15 Marinas 7,134 Slips / Dry Storage Spaces 1Q 2017 Date Acquired Brewer(2) 26 Marinas 7,411 Slips / Dry Storage Spaces 1Q 2018 Date Acquired OPC(2) 3 Marinas 660 Slips / Dry Storage Spaces 4Q 2018 Date Acquired Charleston(2) 3 Marinas 401 Slips / Dry Storage Spaces 4Q 2019 Date Acquired Newport/NEB(2) 2 Marinas 329 Slips / Dry Storage Spaces 3Q 2020 Date Acquired Tri-W(2) 5 Marinas 2,251 Slips / Dry Storage Spaces 4Q 2020 Date Acquired Rybovich 2 Marinas 78 Slips / Dry Storage Spaces CABRILLO ISLE – SAN DIEGO, CAMarina Acquisition Pace 9 Lauderdale 2Q 2021 Date Acquired 1 Marina 202 Slips / Dry Storage Spaces $83mm Purchase Price $113mm Purchase Price $263mm Purchase Price $65mm Purchase Price $45mm Purchase Price $113mm Purchase Price $78mm Purchase Price $369mm Purchase Price $340mm Purchase Price $466 $40 $423 $214 7 4 4 6 4Q20 1Q21 2Q21 3Q21 Dollar Amount ($ mm) Number of Marinas

NET INCOME TO FFO RECONCILIATION

(amounts in thousands except per share data)	Three Months Ended September 30		Nine Months Ended September 30,		Year Ended December 31,		
	2021	2020	2021	2020	2020	2019	2018
Net Income Attributable to Sun Communities, Inc. Common Stockholders	$ 231,770	$ 81,204	$ 367,322	$ 124,028	$ 131,614	$ 160,265	$ 105,493
Adjustments							
Depreciation and amortization	126,814	88,495	377,367	259,543	376,897	328,646	288,206
Depreciation on nonconsolidated affiliates	30	9	91	28	66	-	-
(Gain) / loss on remeasurement of marketable securities	(12,072)	(1,492)	(43,227)	2,636	(6,129)	(34,240)	3,639
Loss on remeasurement of investment in nonconolidated affiliates	119	446	130	1,505	1,608	-	-
(Gain) / loss on remeasurement of notes receivable	(92)	445	(561)	2,311	3,275	-	-
Income attributable to noncontrolling interests	4,616	6,196	13,678	7,725	7,881	8,474	7,740
Preferred return to preferred OP units	-	498	-	1,498	2,231	2,610	2,206
Preferred distribution to Series A-4 preferred stock	-	-	-	-	-	1,288	1,737
Interest expense on Aspen preferred OP units	514	514	1,542	1,542	-	-	-
Gain on disposition of properties	(108,104)	(5,595)	(108,104)	(5,595)	(5,595)	-	-
Gain on disposition of assets, net	(20,526)	(5,511)	(46,245)	(15,251)	(22,180)	(26,356)	(23,406)
FFO Attributable to Sun Communities, Inc. Common Stockholders and Dilutive Convertible Securities	$ 223,069	$ 165,209	$ 561,993	$ 379,970	$ 489,668	$ 440,687	$ 385,615
Adjustments							
Business combination expense and other acquisition related costs	2,477	402	6,714	1,291	25,334	1,146	1,001
Loss on extinguishment of debt	-	-	8,108	5,209	5,209	16,505	1,190
Catastrophic event-related charges, net	318	15	3,096	54	885	1,737	92
(Gain) / loss of earnings - catastrophic event-related	200	(300)	400	-	-	-	(292)
(Gain) / loss on foreign currency translation	7,028	(5,024)	7,107	2,496	(7,666)	(4,480)	8,435
Other adjustments, net	11,443	2,322	11,505	2,819	2,130	1,337	(1,672)
Core FFO Attributable to Sun Communities, Inc. Common Stockholders and Dilutive Convertible Securities	$ 244,535	$ 162,624	$ 598,923	$ 391,839	$ 515,560	$ 456,932	$ 394,369
Weighted average common shares outstanding - basic	115,136	97,542	111,717	95,270	97,521	88,460	81,387
Weighted average common shares outstanding - fully diluted	115,962	101,628	115,101	99,333	101,342	92,817	86,141
FFO Attributable to Sun Communities, Inc. Common Stockholders and Dilutive Convertible Securities Per Share - Fully Diluted	$ 1.92	$ 1.63	$ 4.88	$ 3.83	$ 4.83	$ 4.75	$ 4.48
Core FFO Attributable to Sun Communities, Inc. Common Stockholders and Dilutive Convertible Securities Per Share - Fully Diluted	$ 2.11	$ 1.60	$ 5.20	$ 3.94	$ 5.09	$ 4.92	$ 4.58

SUN
SUN COMMUNITIES, INC.
Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2021, as well as Press Releases and SEC Filings after September 30, 2021, for additional information.
25

NET INCOME TO NOI RECONCILIATION

(amounts in thousands)	Three Months Ended September 30, 2021	Three Months Ended September 30, 2020	Nine Months Ended September 30, 2021	Nine Months Ended September 30, 2020	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Income Attributable to Sun Communities, Inc., Common Stockholders	$ 231,770	$ 81,204	$ 367,322	$ 124,028	$ 131,614	$ 160,265	$ 105,493
Interest income	(2,690)	(2,624)	(8,040)	(7,609)	(10,119)	(17,857)	(20,852)
Brokerage commissions and other revenues, net	(8,841)	(5,881)	(21,740)	(13,068)	(17,230)	(14,127)	(6,205)
General and administrative expenses	43,276	26,834	126,606	78,710	109,616	92,777	80,690
Catastrophic event-related charges, net	328	14	3,097	54	885	1,737	92
Business combination expense	-	-	1,031	-	23,008	-	-
Depreciation and amortization	127,091	88,499	378,068	259,453	376,876	328,067	287,262
Loss on extinguishment of debt	-	-	8,108	5,209	5,209	16,505	1,190
Interest expense	39,026	30,214	116,224	94,058	129,071	133,153	130,556
Interest on mandatorily redeemable preferred OP units / equity	1,047	1,047	3,124	3,130	4,177	4,698	3,694
(Gain) / loss on remeasurement of marketable securities	(12,072)	(1,492)	(43,227)	2,636	(6,129)	(34,240)	3,639
(Gain) / loss on foreign currency translation	7,028	(5,023)	7,107	2,496	(7,665)	(4,479)	8,435
Gain on disposition of properties	(108,104)	(5,595)	(108,104)	(5,595)	(5,595)	-	-
Other (income) / expense, net	9,372	3,511	10,041	4,890	5,187	1,701	(1,982)
(Gain) / loss on remeasurement of notes receivable	(92)	445	(561)	2,311	3,275	-	-
Income from nonconsolidated affiliates	(962)	(1,204)	(2,927)	(1,348)	(1,740)	(1,374)	(790)
Loss on remeasurement of investment in nonconsolidated affiliates	119	446	130	1,505	1,608	-	-
Current tax (benefit) / expense	402	(107)	1,418	462	790	1,095	595
Deferred tax (benefit) / expense	1,155	(562)	1,074	(804)	(1,565)	(222)	(507)
Preferred return to preferred OP units / equity interests	3,101	1,645	9,000	4,799	6,935	6,058	4,486
Income attributable to noncontrolling interests	15,290	6,907	22,629	8,806	8,902	9,768	8,443
Preferred stock distribution	-	-	-	-	-	1,288	1,736
NOI	$ 346,244	$ 218,278	$ 870,380	$ 564,123	$ 757,110	$ 684,813	$ 605,975

	Three Months Ended September 30, 2021	Three Months Ended September 30, 2020	Nine Months Ended September 30, 2021	Nine Months Ended September 30, 2020	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Real Property NOI	$ 295,779	$ 204,271	$ 753,173	$ 538,210	$ 721,302	$ 649,706	$ 578,263
Home Sales NOI	24,532	7,763	58,226	20,790	28,624	32,825	26,923
Service, retail dining and entertainment NOI	25,933	6,244	58,981	5,123	7,184	2,282	789
NOI	$ 346,244	$ 218,278	$ 870,380	$ 564,123	$ 757,110	$ 684,813	$ 605,975

SUN COMMUNITIES, INC.

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2021, as well as Press Releases and SEC Filings after September 30, 2021, for additional information.

26

NET INCOME TO RECURRING EBITDA RECONCILIATION

(amounts in thousands)	Three Months Ended September 30, 2021	Three Months Ended September 30, 2020	Nine Months Ended September 30, 2021	Nine Months Ended September 30, 2020	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Income Attributable to Sun Communities, Inc., Common Stockholders	$ 231,770	$ 81,204	$ 367,322	$ 124,028	$ 131,614	$ 160,265	$ 105,493
Adjustments							
Depreciation and amortization	127,091	88,499	378,068	259,453	376,876	328,067	287,262
Loss on extinguishment of debt	-	-	8,108	5,209	5,209	16,505	1,190
Interest expense	39,026	30,214	116,224	94,058	129,071	133,153	130,556
Interest on mandatorily redeemable preferred OP units / equity	1,047	1,047	3,124	3,130	4,177	4,698	3,694
Current tax (benefit) / expense	402	(107)	1,418	462	790	1,095	595
Deferred tax (benefit) / expense	1,155	(562)	1,074	(804)	(1,565)	(222)	(507)
Income from nonconsolidated affiliates	(962)	(1,204)	(2,927)	(1,348)	(1,740)	(1,374)	(790)
Less: Gain on disposition of assets, net	(20,526)	(5,511)	(46,245)	(15,251)	(22,180)	(26,356)	(23,406)
Less: Gain on disposition of properties	(108,104)	(5,595)	(108,104)	(5,595)	(5,595)	-	-
EBITDAre	$ 270,899	$ 187,985	$ 718,062	$ 463,342	$ 616,657	$ 615,831	$ 504,087
Adjustments							
Catastrophic event related charges, net	328	14	3,097	54	885	1,737	92
Business combination expense	-	-	1,031	-	23,008	-	-
(Gain) / loss on remeasurement of marketable securities	(12,072)	(1,492)	(43,227)	2,636	(6,129)	(34,240)	3,639
(Gain) / loss on foreign currency translation	7,028	(5,023)	7,107	2,496	(7,665)	(4,479)	8,435
Other (income) / expense, net	9,372	3,511	10,041	4,890	5,187	1,701	(1,982)
(Gain) / loss on remeasurement of notes receivable	(92)	445	(561)	2,311	3,275	-	-
(Gain) / loss on remeasurement of investment in nonconsolidated affiliates	119	446	130	1,505	1,608	-	-
Preferred return to preferred OP units / equity interests	3,101	1,645	9,000	4,799	6,935	6,058	4,486
Income attributable to noncontrolling interests	15,290	6,907	22,629	8,806	8,902	9,768	8,443
Preferred stock distribution	-	-	-	-	-	1,288	1,736
Plus: Gain on dispositions of assets, net	20,526	5,511	46,245	15,251	22,180	26,356	23,406
Recurring EBITDA	$ 314,499	$ 199,949	$ 773,554	$ 506,090	$ 674,843	$ 624,020	$ 552,342

SUN COMMUNITIES, INC.

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2021, as well as Press Releases and SEC Filings after September 30, 2021, for additional information.

27